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                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549
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                                         FORM 8-K


                     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): DECEMBER 31, 2000
                                                  -----------------




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



         DELAWARE                        333-74901                       25-1824148
  (State or other jurisdiction of  (Commission File Number)          (I.R.S. Employer
   incorporation or organization)                                  Identification Number)


  2500 YORK ROAD
  JAMISON, PENNSYLVANIA                                                     18929
  (Address of principal executive offices)                               (Zip Code)


Registrant's telephone number, including area code: (215) 488-5000





              (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending December 31, 2000, payment date January 16, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending December 31, 2000, payment date January 16, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending December 31, 2000, payment date January 16, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending December 31, 2000, payment date January 12, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DVI Receivables Corp. VIII
                                              (Registrant)



Dated:  February 2, 2001                By: /s/ Steven R. Garfinkel
                                            ------------------------
                                            Steven R. Garfinkel
                                            Executive Vice President and
                                            Chief Financial Officer


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